UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: October 31

DATE OF REPORTING PERIOD: October 31, 2008

The Japan Equity Fund, Inc.

Item 1. Reports to Stockholders.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund’s Investment Manager. Daiwa SB Investments Ltd. is the Fund’s In-vestment Adviser. The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”. The Fund’s daily NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund also has placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted below. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2008.

The Japan Equity Fund, Inc.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 2, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends

The Japan Equity Fund, Inc.

or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

November 17, 2008

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2008.

For the year ended October 31, 2008, the total return of the TOPIX Index (in Japanese yen terms) was –45.5%. During the year, the financial crisis has expanded in terms of scope and scale. We have observed several historic events in the financial sector including, but not restricted to, the crisis of U.S. bond insurers in January, the near bailout of a U.S. brokerage firm in March, a bailout plan for two U.S. government-sponsored financial entities and the leading insurance company as well as the collapse of a large U.S. brokerage firm in September. In support of the financial system, governments and central banks around the world announced a series of policy actions including policy rate cuts, liquidity support measures, deposit guarantees and capital injections into the financial system. As the financial crisis intensified, the slowdown of the global economy became almost inevitable. In October, the International Monetary Fund (IMF) significantly lowered its global Gross Domestic Product (GDP) forecasts for 2009 as developed nations entered into recession. It seems that market failures will certainly lead to more government interventions in free market economies. After bailing out financial heavy-weights, major governments around the world will enact more aggressive fiscal policies to boost sputtering economies. Although inflation has been a concern for many nations as crude oil prices hit historically high levels in July, we have seen a reversal in commodity prices over the last couple of months. Lower energy and food prices have reduced inflationary pressure, enabling central banks around the world to reduce interest rates. For the Japanese economy, lower commodity prices will support corporate profits and households’ real incomes to some extent.

The Tokyo equity market finished the Fund’s fiscal year on a weak note, with the only exception being the short-term reversal in mid-March to the end of May. In late October, the TOPIX Index fell below the 750 level, its lowest point in approximately a quarter century. The Tokyo market underperformed other major equity markets in local terms for the year ended October 31, 2008 due to the sharp yen appreciation and the fact that the Japanese market remains a cyclical play in global markets. The profit outlook for major exporters, including automobile and electronics companies, is likely to deteriorate not only in 2008 but also in 2009 on weak global demand and negative foreign exchange movements. Turning to developments on the domestic economic and political fronts, investors have suffered from a lack of progress in structural reforms necessary to boost the domestic economy over the last few years. Even during the global economic expansion of the last few years, the consumer side of the economy remained stagnant in Japan; this is partly due to a lack of household income growth but mainly attributable to the constant domestic political chaos. We have seen the resignation of Prime Minister Abe and Prime Minister Fukuda in the last two years and there is growing speculation that current Prime Minister Aso will not last much longer as a Lower House election is scheduled to take place by the spring of next year.

One encouraging sign is that merger & acquisition (“M&A”) activities by Japanese companies have been accelerating. Announcements by Japanese firms of M&A activities targeting foreign companies include: 1) Mitsubishi UFJ Financial Group Inc. (MUFG) investing U.S.$9 billion in preferred shares of Morgan Stanley, 2) Takeda Pharmaceutical acquiring Millennium Pharmaceutical with U.S.$7.7 billion cash, 3) Tokyo Marine HD getting set to acquire Philadelphia Consolidated HD with U.S.$4.5 billion cash and 4) Ricoh announcing that it will purchase major U.S. office equipment marketer IKON Office Solutions for U.S.$1.6 billion. Although it is too early to determine whether these efforts to expand overseas will be successful, the M&A activities by Japanese corporations were partly in response to

The Japan Equity Fund, Inc.

pressure from shareholders to put their cash hordes to work. After years of balance sheet restructuring efforts and economic expansion, many Japanese firms are now net cash positive, meaning cash on their balance sheet exceeds debt. In addition to the increased M&A activities, dividends as well as share buy backs are increasing in an attempt to enhance shareholders’ equity.

Looking at the equity market developments from a sector level, defensive sectors such as electric power & gas, pharmaceutical and foods performed relatively well, while the maritime transportation, nonferrous metals and machinery sectors were among the worst performers. The collapse of the financial market and deteriorating global economy led cyclical companies including shipping and machinery companies to decline severely. On the other hand, defensive names, including those in the utility and food sectors remained resilient despite the extremely volatile market and correction of crude oil prices.

The Japanese yen strengthened against the U.S. dollar and other currencies, as the financial crisis worsened and de-leveraging continued. The Japanese yen fell below Y100/U.S.$ in mid-March, on the heels of a near bailout of a U.S. brokerage firm and again in October when the global economy experienced a severe downturn. Indeed, the Japanese yen has been regarded as a safe haven during the current uncertain economic outlook. During the last twelve months ended October 2008, the yen appreciated 14.7% against the U.S. dollar, 25.1% against the Euro and 34% against the British pound. This appreciation has detracted from the Fund’s U.S. dollar based return.

The Japan Equity Fund, Inc.

Performance/Attribution Analysis

Table 1: Net Asset Value (“NAV”) performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest 12 Months (As of October 31, 2008) %
Japan Equity Fund (time weighted return)	–37.92
Benchmark (TOPIX)	–37.57
Underperformance	–0.35

Table 2: Attribution Analysis Summary, Japanese Yen (“JPY”) base (Latest 12 Months)

(%)
Portfolio (Equity Only)	–46.70
Benchmark (TOPIX)	–45.50
Underperformance	–1.20

Breakdown
Sector Selection	–2.38
Stock Selection	1.17
Others	0.01
Total	–1.20

The Japan Equity Fund, Inc.

Table 3: Portfolio Return (equity portion of the Fund’s portfolio) vs. Benchmark Return, USD base (monthly)

		Portfolio Return (A) (%)	Benchmark Return (B) (%)	Relative Return (A) - (B) 9%)
2007	November	–1.70	–1.47	–0.23
	December	–6.95	–7.04	0.09
2008	January	–3.164	–2.12	–1.04
	February	0.13	–0.12	0.25
	March	–4.0	–4.21	0.17
	April	8.16	7.76	0.40
	May	2.95	2.06	0.89
	June	–7.51	–6.84	–0.67
	July	–3.82	–2.80	–1.02
	August	–5.10	–4.84	–0.26
	September	–8.21	–8.49	0.28
	October	–15.46	–16.07	0.61

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12 Months) – (equity portion of the Fund’s portfolio)

	Portfolio Weight %	Benchmark Weight %	Portfolio Return %	Benchmark Return %	Section Selection Effect %	Stock Selection Effect %

Fishery, Agriculture & Forestry	0.00	0.09	0.00	–23.35	–0.02	0.00
Mining	0.00	0.41	0.00	–55.45	0.04	0.00
Construction	1.12	1.77	–40.73	–37.13	–0.02	–0.04
Foods	1.32	3.08	–2.48	–27.54	–0.25	0.15
Textiles & Apparel	0.48	0.85	–39.23	–47.46	–0.03	–0.03
Pulp & Paper	0.15	0.34	–32.77	–27.88	–0.05	–0.05
Chemicals	7.59	5.42	–46.83	–47.13	–0.05	0.05
Pharmaceutical	4.71	4.29	–26.05	–26.37	0.04	0.00
Oil & Coal Products	0.88	0.73	–57.22	–58.28	–0.03	0.00
Rubber Products	0.75	0.54	–32.40	–37.12	–0.05	0.03
Glass & Ceramic Products	1.32	1.19	–63.24	–61.63	–0.02	–0.05
Iron & Steel	2.79	3.15	–53.26	–57.90	–0.16	0.17
Nonferrous Metals	2.43	1.19	–61.95	–64.85	–0.25	0.07
Metal Products	0.69	0.55	–29.84	–43.92	0.00	0.07
Machinery	6.20	4.36	–62.07	–60.37	–0.27	–0.09
Electrical Appliances	15.88	14.09	–50.20	–51.12	–0.22	0.17
Transport Equipment	11.41	9.42	–48.88	–49.03	–0.09	0.02
Precision Instruments	0.76	1.44	–36.66	–53.87	0.04	0.14
Other Products	0.84	2.94	–50.95	–49.82	0.09	–0.09
Wholesale Trade	6.64	4.93	–51.61	–56.16	–0.16	0.35
Retail Trade	4.44	3.28	–15.21	–28.24	0.21	0.41
Banks	10.06	11.20	–49.69	–49.07	–0.10	0.01
Other Financing Business	0.63	1.30	–56.74	–55.91	0.06	–0.05
Securities & Commodity Futures	1.55	1.69	–57.12	–52.42	0.08	–0.01
Insurance	2.53	2.68	–38.33	–39.67	–0.03	0.05
Real Estate	1.77	2.66	–64.26	–57.18	–0.02	–0.17
Land Transportation	3.01	3.56	–27.34	–23.86	–0.04	–0.11
Marine Transportation	1.27	0.90	–66.72	–69.20	–0.15	0.03
Air Transportation	0.00	0.45	0.00	–15.05	–0.11	0.00

The Japan Equity Fund, Inc.

Warehouse & Harbor Trans	0.00	0.21	0.00	–35.35	–0.02	0.00
Info & Communication	4.65	5.29	–26.34	–33.43	–0.10	0.24
Electric Power & Gas	2.18	4.52	–9.93	–8.39	–0.69	–0.01
Services	1.95	1.48	–46.01	–38.72	–0.01	–0.10
Total	100.00	100.00	–46.70	–45.50	–2.38	1.17

Comment

As shown in Table 1, the NAV of the Fund decreased by 37.92% in USD terms during the twelve months from November 2007 to October 2008, while the benchmark TOPIX Index declined 37.57% in USD terms. The portfolio therefore, underperformed the benchmark by –0.35% over the year.

Table 2 illustrates the performance of the equity portion of the portfolio in Japanese yen terms, excluding expenses and some cash positions: the portfolio fell by 46.70%, versus a decline of 45.50% for the benchmark, indicating an underperformance of –1.20% on this basis. Relative to the TOPIX, the sector selection effect was –2.38%, while the stock selection effect was 1.17% (see Table 4).

An underweight position in the electric power & gas sector (–0.69%) and foods sector (–0.25%) and over-weight positions in the machinery sector (–0.27%) and nonferrous metals sector (–0.25%) contributed negatively. During the period, the collapse of the financial markets and the deteriorating global economy led cyclical companies significantly lower. On the other hand, defensive sectors such as utilities and food companies performed relatively well under the bearish market trend.

Stock selection in retail trade (+0.41%), wholesale trade (+0.35%) and information & communication (+0.24%) contributed positively, while they were partially offset by negative effects in real estate (–0.17%) and land transportation (–0.11%).

Over the past twelve months, the major positive contributors were Seven & I and Nitori (in retail trade) and Shin-Etsu Chemical (in chemicals), while Tokyo Tatemono (in real estate) and Komatsu and Makita (in machinery) contributed negatively. Among the stocks in the benchmark, the non-holding of Mitsui & Co. (in whole-sale trade) contributed positively.

Retail companies such as Seven & I, which is the largest retailer in Japan, operating Ito-Yokado and Seven Eleven, and Nitori, the leading furniture and home fashion retail chain, have performed well as these domestic consumer related companies have shown stable earnings with their defensive characteristics as well as with internal efforts to improve efficiency. Shin-Etsu Chemical advanced after the world’s largest silicon wafer and polyvinyl chloride manufacturer continued to announce resilient profits in spite of the extremely tough business environment, which can be attributed to its superior cost controls and strong relationships with major clients. Real estate companies including Tokyo Tatemono tumbled due to widening credit spread as well as signs of a slow-down of office rent increases and falling condominium sales. The machinery companies such as Komatsu and Makita, whose earnings are heavily influenced by demands from overseas countries including Europe and emerging nations, were hit hard on concerns of economic deterioration in these regions. Trading companies such as Mitsui & Co. declined severely as commodity prices including crude oil, coal and non-ferrous metals tumbled on the back of a deteriorating global economy.

Outlook & Strategy

The current bear market for global equities is likely to continue for a while, with the Japanese market being no exception. However, the valuation measures have come down to a historic low level,

The Japan Equity Fund, Inc.

which should sup-port the market to a certain degree. Key factors surrounding the current market are as follows:

1.	Global recession

Major advanced countries including Japan, the United States and Western Europe are entering recessions, while economic growth in emerging countries, including China and India, is slowing. The current financial crisis has led to a downgrade of the global economic outlook. The speed of the economic deterioration in October was faster than expected.

2.	De-leveraging

Sub-prime asset-related problems have led to a failure of the financial system, which can only be repaired by governments through direct capital injections into banks and deposit guarantees. The plight of U.S. investment bank and hedge fund debacles have caused the liquidation of risky assets, including equities and commodities. Some analysts say the 1.7 to 2 trillion yen hedge fund industry will face drastic contraction. Hedge fund investments in Japanese equity are estimated at U.S.$20 billion, while the net long position in Japanese equity is estimated at several billion dollars, as these hedge funds enter into long/short and market neutral strategies. However, fears of hedge fund liquidations appear to be exaggerated with regard to Japanese equity.

3.	Bigger government role

The failure of the markets will inevitably lead to more government intervention in market economies. After bailing out the financial system, major governments around the world will take more aggressive fiscal policies to boost their economies.

4.	Improved inflation outlook in the short-term

Lower energy and food prices have reduced inflationary pressure, enabling central banks around the world to cut interest rates. By contrast, huge liquidity injections and aggressive fiscal policies will be the seeds of inflation over the long term.

Looking toward next year and beyond, we are constructive on the market for the following reasons:

1.	Global economic recovery in the second half of 2009

Ultra-easy monetary policies, lower energy and food prices, completion of de-leveraging and active fiscal policies indicate probable economic recoveries in advanced countries starting in the April-June quarter at the earliest. The consensus view is that there will be no meaningful economic recovery in 2009.

2.	Japanese government policy responses

The government announced a fiscal stimulus package worth 5 trillion yen, including 2 trillion yen in personal tax cuts, 0.5 trillion yen to fund highway toll cuts, small enterprise tax cuts and loan guarantees, as well as housing tax credits. The government announced several support measures with regard to the stock market, including the creation of a 10 trillion yen fund to inject capital primarily into the smaller banks, resumption of equity purchases from banks by the Bank Share-holding Purchase Corporation (BSPC) and the Bank of Japan (BoJ), extension of a 10%

The Japan Equity Fund, Inc.

preferential tax rate on equity capital and income gains, and restrictions on short selling, including a ban on naked short selling and reporting requirements on short positions.

3.	Extremely undervalued equities

Forced liquidations pushed world equity markets and the Japanese market in particular, to extremely oversold levels:

TOPIX valuation as of November 7, 2008 (TOPIX Index level: 909.30)

P/E ratio	14.7X
P/B ratio	1.01X
Dividend yield	2.54%

The above valuation includes a discount equal to a 27% profit decline for the current fiscal year. Although the earnings outlook is uncertain due to the global recession and yen appreciation, the low price/book ratio and high dividend yield are expected to support the market.

Regarding sector strategy, we increased our weight in the companies related to domestic demand such as food, retail, construction and housing by reducing export oriented names in the machinery, automobile and metal sectors. We will maintain our overweight position in technology and chemicals due to attractive valuations, and underweight positions in the service and public utility sectors. We will focus on domestic demand-related companies with strong balance sheets.

Fund Performance

During the year ended October 31, 2008, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $4.22 per share on October 10, 2008 to a high of $8.00 on December 12, 2007. The Fund’s NYSE market price closed at $5.14 per share on October 31, 2008.

The NYSE market price in relation to the Fund’s net asset value per share during the year ended October 31, 2008, ranged from a high discount of 16.54% on September 29, 2008 to a high premium of 4.55% on October 29, 2008, and ended the period at a discount of 4.99%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. (“DSBI”) for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 33 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in law in 1972.

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager with a total of 12 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and re-search analyst at Resona Trust Company Japan. In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in

The Japan Equity Fund, Inc.

chemistry. He assumed the day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

YOSHIHIRO FUJISAWA	HIDEO TANAKA
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

October 31, 2008

COMMON STOCKS—97.40%
Shares		Value	Shares		Value
Banks—9.97%			Construction—2.05%
542,000	Mitsubishi UFJ Financial Group, Inc.	$3,325,972	52,000	Daiwa House Industry Co., Ltd.	$ 457,301
763	Mizuho Financial Group, Inc.	1,816,480	133,000	Kajima Corp.	378,050
720	Resona Holdings Inc.	735,885	119,000	Sumitomo Forestry Co., Ltd.	769,318
110	Seven Bank, Ltd.	317,188			1,604,669
177,000	The Bank of Yokohama, Ltd.	840,954	Electric Appliances—13.05%
168,000	The Sumitomo Trust & Banking Co., Ltd.	755,095	55,600	Canon Inc.	1,905,634
		7,791,574	17,900	Fanuc Ltd.	1,168,230
			90,000	Fujitsu Ltd.	348,178
Chemicals—7.54%			34,000	Hamamatsu Photonics K.K.	751,873
243,000	Asahi Kasei Corp.	905,172	7,000	Kyocera Corp.	405,131
117,000	Daicei Chemical Industries Ltd.	422,617	220,000	Mitsubishi Electric Corp.	1,350,026
37,100	Fujifilm Holdings Corp.	816,619	44,000	NEC Corp.	127,778
31,000	Nihon Parkerizing Co., Ltd.	362,329	95,000	Panasonic Corp.	1,473,987
45,600	Shin-Etsu Chemical Co., Ltd.	2,372,417	49,500	Sony Corp.	1,127,655
93,000	Toyo Ink Manufacturing Co., Ltd.	244,310	17,000	Star Micronics Co., Ltd.	183,171
370,000	Ube Industries, Ltd.	763,161	28,900	Ushio Inc.	389,386
		5,886,625	33,000	Yamatake Corp.	624,782
			78,000	Yaskawa Electric Corp.	338,574
					10,194,405
Commerce—0.19%			Electric Power & Gas—2.90%
9,000	Canon Marketing Japan Inc.	150,723	36,500	Kansai Electric Power Co., Inc.	917,650
			47,000	Tohoku Electric Power Co., Inc.	1,061,057
Communication—5.10%			10,000	Tokyo Electric Power Co., Inc.	284,248
128	KDDI Corp.	764,454			2,262,955
357	NTT Corp.	1,436,059
1,121	NTT DoCoMo, Inc.	1,783,017
		3,983,530

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Shares		Value	Shares		Value
Foods—3.11%			Machinery—5.14%
122,000	Ajinomoto Co., Inc.	$1,047,860	54,000	Daifuku Co., Ltd.	$ 287,594
125,000	Meiji Dairies Corp.	565,675	62,500	Komatsu Ltd.	675,988
76,000	Nisshin Seifun Group Inc.	816,542	37,200	Makita Corp.	666,126
		2,430,077	454,000	Mitsubishi Heavy Industries, Ltd.	1,444,228
Glass & Ceramic Products—1.38%			89,000	Ricoh Co., Ltd.	937,948
123,000	Asahi Glass Co., Ltd.	764,885			4,011,884
53,000	Nippon Electric Glass Co., Ltd.	313,268	Marine Transportation—1.11%
		1,078,153	68,000	Kawasaki Kisen Kaisha, Ltd.	263,766
Insurance—2.95%			126,000	Nippon Yusen Kabushiki Kaisha	602,524
218,000	Aioi Insurance Co., Ltd.	883,633			866,290
51,900	Mitsui Sumitomo Insurance Group Holdings, Inc.	1,424,654	Metal Products—0.72%
		2,308,287	43,400	JS Group Corp.	565,157
Iron & Steel—0.94%			Non-Ferrous Metals—1.58%
62,000	Aichi Steel Works, Ltd.	215,044	154,500	Sumitomo Electric Industries, Ltd.	1,233,463
8,700	Kyoei Steel Ltd.	102,400	Oil & Coal Products—0.79%
165,000	Sumitomo Metal Industries, Ltd.	418,214	10,700	Idemitsu Kosan Co., Ltd.	613,781
		735,658	Other Financing Business—0.36%
Land Transportation—4.34%			2,800	Orix Corp.	283,304
353	East Japan Railway Co.	2,510,303	Other Products—0.52%
220,000	Nippon Express Co., Ltd.	880,451	40,000	Namco Bandai Holdings Inc.	409,646
		3,390,754

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Shares		Value	Shares		Value
Pharmaceutical—5.60%			Rubber Products—1.00%
8,300	Astellas Pharma Inc.	$ 331,319	45,000	Bridgestone Corp.	$ 780,400
22,000	Kyorin Co., Ltd.	235,690	Services—2.11%
14,500	Ono Pharmaceuticals Co., Ltd.	644,279	470	Dentsu Inc.	762,514
87,000	Rohto Pharmaceutical Co., Ltd.	983,828	23,900	Nomura Research Institute, Ltd.	386,520
43,900	Takeda Pharmaceutical Co., Ltd.	2,175,854	10,000	Secom Co., Ltd.	377,630
		4,370,970	23,400	Temp Holdings Co., Ltd.	122,943
Precision Instruments—0.78%					1,649,607
33,700	Hoya Corp.	606,220	Transportation Equipment—9.52%
			106,000	Daihatsu Motor Co., Ltd.	785,346
			42,500	Denso Corp.	812,930
			380,000	Kawasaki Heavy Industries, Ltd.	682,401
Pulp & Paper—0.98%			114,000	Nissan Motor Co., Ltd.	576,726
199,000	Oji Paper Co., Ltd.	761,693	25,400	Shimano Inc.	727,204
Real Estate—1.41%			100,700	Toyota Motor Corp.	3,854,397
45,000	Mitsui Fudosan Co., Ltd.	770,703			7,439,004
82,000	Tokyo Tatemono Co., Ltd.	333,217
		1,103,920	Wholesale Trade—5.03%
Retail Trade—7.23%			49,000	Hitachi High-Technologies Corp.	790,436
71,000	DCM Japan Holdings Co., Ltd.	517,291	121,000	Mitsubishi Corp.	1,990,385
17,500	FamilyMart Co., Ltd.	694,972	132,300	Sumitomo Corp.	1,145,831
17,900	Nitori Co., Ltd.	1,124,146			3,926,652
73,500	Seven & I Holdings Co., Ltd.	2,047,742	Total Common Stocks
28,800	Shimachu Co., Ltd.	650,180	(Cost—$102,763,373)		76,087,996
36,500	Xebio Co., Ltd.	614,264
		5,648,595

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

SHORT-TERM INVESTMENTS—0.18%
Principal Amount (000)		Value
U.S. DOLLAR TIME DEPOSIT—0.18%
$ 136	Bank of New York, 0.05%, due 11/3/08 (Cost—$136,374)	$ 136,374
Total Investments—97.58%
(Cost—$102,899,747)		76,224,370
Other assets less liabilities—2.42%		1,892,225
NET ASSETS (Applicable to 14,431,605 shares of capital stock outstanding; equivalent to $5.41 per share)—100.00%		$78,116,595

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2008		TEN LARGEST EQUITY POSITIONS HELD October 31, 2008
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	13.05%	Toyota Motor Corp.	4.93%
Banks	9.97	Mitsubishi UFJ Financial Group, Inc	4.26
Transportation Equipment	9.52	East Japan Railway Co.	3.21
Chemicals	7.54	Shin-Etsu Chemical Co., Ltd.	3.04
Retail Trade	7.23	Takeda Pharmaceutical Co., Ltd.	2.79
Pharmaceutical	5.60	Seven & I Holdings Co., Ltd.	2.62
Machinery	5.14	Mitsubishi Corp.	2.55
Communication	5.10	Canon Inc.	2.44
Wholesale Trade	5.03	Mizuho Financial Group, Inc.	2.33
Land Transportation	4.34	NTT DoCoMo, Inc.	2.28
Foods	3.11
Insurance	2.95
Electric Power & Gas	2.90
Services	2.11
Construction	2.05
Non-Ferrous Metals	1.58
Real Estate	1.41
Glass & Ceramic Products	1.38
Marine Transportation	1.11
Rubber Products	1.00
Pulp & Paper	0.98
Iron & Steel	0.94
Oil & Coal Products	0.79
Precision Instruments	0.78
Metal Products	0.72
Other Products	0.52
Other Financing Business	0.36
Commerce	0.19

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2008

Assets
Investment in securities, at value (cost-$102,899,747)	$ 76,224,370
Cash denominated in foreign currency (cost—$1,429,940)	1,414,426
Receivable for securities sold	453,127
Interest and dividends receivable	734,009
Prepaid expenses	23,627
Total assets	78,849,559
Liabilities
Payable for securities purchased	576,129
Payable for management fees	10,208
Payable for advisory fees	15,311
Payable for other affiliates	22,640
Accrued expenses and other liabilities	108,676
Total liabilities	732,964
Net Assets	$ 78,116,595
Net Assets consist of:
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
14,431,605 shares issued and outstanding	144,317
Paid-in capital in excess of par value	125,321,410
Undistributed net investment income	602,526
Accumulated net realized loss on investments	(21,320,280)
Net unrealized depreciation on investments and other assets and liabilities
denominated in foreign currency	(26,631,378)
Net assets applicable to shares outstanding	$ 78,116,595
Net Asset Value Per Share	$ 5.41

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2008

Investment income:
Dividends (net of withholding taxes of $148,324)	$ 1,970,589
Interest	80
Total investment income	1,970,669
Expenses:
Investment management and advisory fee and expenses	361,709
Administration fee and expenses	272,285
Custodian fees and expenses	186,934
Audit and tax services	91,833
Directors’ fees and expenses	81,008
Reports and notices to shareholders	62,156
Legal fees and expenses	60,874
Insurance expense	29,502
Transfer agency fee and expenses	9,318
Other	69,819
Total expenses	1,225,438
Net investment income	745,231
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized losses on investments	(3,320,105)
Net realized foreign currency transaction gains	165,432
Net change in unrealized appreciation (depreciation) on investments in equity securities	(43,813,309)
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency	47,886
Net realized and unrealized losses from investment activities and foreign currency transactions	(46,920,096)
Net decrease in net assets resulting from operations	$ (46,174,865)

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Years Ended October 31,
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income	$ 745,231	$ 252,346
Net realized gain (loss) on:
Investments	(3,320,105)	7,067,731
Foreign currency transactions	165,432	(13,650)
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(43,813,309)	(5,579,598)
Translation of short-term investments and other assets and liabilities denominated in foreign currency	47,886	(576)
Net increase (decrease) in net assets resulting from operations	(46,174,865)	1,726,253
Dividends to shareholders from:
Net investment income	—	(1,297,949)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	—	84,221
Net increase (decrease) in net assets	(46,174,865)	512,525
Net assets:
Beginning of year	124,291,460	123,778,935
End of year (including undistributed net investment income and accumulated net investment loss of $602,526 and $(398,186), respectively)	$ 78,116,595	$ 124,291,460

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily avail-able are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated in-vestment companies. Accordingly, no provision for federal income taxes is required.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in In-come Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the implementation of FIN 48 did not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Management will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

The Japan Equity Fund, Inc.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholder—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Fair Value Measurements—In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. There has been no impact to the Fund as a result of the adoption of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. In-puts may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources in-dependent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	—	quoted prices in active markets for identical investments
Level 2	—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Japan Equity Fund, Inc.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$ 76,224,370	$ —
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$ 76,224,370	$ —

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of October 31, 2008 are presented.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”). Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2008, expenses of $7,871 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund’s Board. No such expenses were paid to the Adviser.

At October 31, 2008, the Fund owed $25,519 to the Manager.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 mil-lion of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended October 31, 2008, expenses of $11,491 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and has appointed Sumitomo Mitsui Banking Corporation (the “Sub-Custodian”), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2008, DSTC and the Sub-Custodian earned $56,272 and $130,662, respectively, as compensation for custodial service to the Fund.

The Japan Equity Fund, Inc.

At October 31, 2008, the Fund owed $12,787, $6,250 and $3,603 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $5,326 payable to the Sub-Custodian.

During the year ended October 31, 2008, the Fund paid or accrued $60,874 for legal services in connection with the Fund’s on-going operations to a law firm of which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2008 was $102,764,823, excluding short-term interest bearing investments. At October 31, 2008, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $(26,676,827) was composed of gross appreciation of $1,811,838 for those investments having an excess of value over tax cost, and gross depreciation of $28,488,665 for those investments having an excess of tax cost over value. For the year ended October 31, 2008, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $37,379,582 and $37,067,422, respectively.

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2008, the adjustments were to increase ordinary income by $255,481 and in-crease accumulated long-term capital loss on investments by $255,481 primarily related to the reclassification of realized foreign currency gains and investment in a passive foreign investment company. Net investment income, net realized losses and net assets were not affected by this change.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of As-sets and Liabilities by temporary book/tax differences primarily arising from wash sales. As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Ordinary Income	Accumulated Long-term Capital Loss	Unrealized Appreciation/Depreciation
$ 602,526	$ (21,318,830)	$ (26,632,828)

At October 31, 2008, the Fund had a remaining capital loss carryover of $21,318,830, of which $12,645,344 expires in the year 2010, $5,263,332 expires in the year 2011 and $3,410,154 expires in the year 2016, available to offset future net capital gains.

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	—	$ 1,297,949
Long-term Capital Gains	—	—
Total	—	$ 1,297,949

The Japan Equity Fund, Inc.

Capital Stock

There are 30,000,000 shares of $0.01 par value common stock authorized. Of the 14,431,605 shares of the Fund outstanding at October 31, 2008, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owned 14,790 shares.

Subsequent Event

On December 12, 2008, a dividend was declared by the Board. The distribution of $0.042 per share is payable on December 30, 2008, to shareholders of record at the close of business on December 22, 2008. The ex-dividend date is December 18, 2008.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$ 8.61	$ 8.58	$ 7.79	$ 6.24	$ 6.00
Net investment income	0.05	0.02	0.01	—*	—*
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(3.25)	0.1	0.83	1.55	0.39
Net increase (decrease) in net asset value resulting from operations	(3.2)	0.12	0.84	1.55	0.39
Less: dividends and distributions to shareholders
Net investment income	—	(0.09)	(0.05)	—	—
Dilutive effect of rights offering	—	—	—	—	(0.12)
Offering costs charged to paid-in capital in excess of par value	—	—	—	—	(0.03)
Net asset value, end of year	$ 5.41	$ 8.61	$ 8.58	$ 7.79	$ 6.24
Per share market value, end of year	$ 5.14	$ 7.97	$ 8.14	$ 8.51	$ 6.08
Total investment return:(a)
Based on market price at beginning and end of year, assuming reinvestment of dividends†	(35.51)%	(1.05)%	(3.68)%	39.97%	(11.70)%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends†	(37.17)%	1.42%	10.91%	24.84%	5.74%
Ratios and supplemental data:
Net assets, end of year (in millions)	$ 78.1	$ 124.3	$ 123.8	$ 112.4	$ 90.0
Ratios to average net assets of:
Expenses	1.15%	0.95%	0.94%	1.07%	1.12%
Net investment income (loss)	0.70%	0.20%	0.12%	0.07%	(0.06)%
Portfolio turnover	34.78%	61.22%	59.36%	72.35%	90.03%

†	For the year ended October 31, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.
*	Represents less than $0.005 per share.
(a)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Directors of

The Japan Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 12, 2008

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008) as to the federal tax status of any distributions received by you during such fiscal year.

On December 12, 2008, the Board of Directors of the Fund approved a total distribution of $0.042 per share which represents a dividend from ordinary income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2008.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax re-turns will be included with your Form 1099-DIV to be received under separate cover in January 2009.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2009 for Class I Directors, 2010 for Class II Directors and 2011 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Help Companies	Director or Officer of Fund since	Number of Funds in Fund Complex for Which Director Serves(1)
Directors
Austin C. Dowling (76) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Thai Capital Fund, Inc., since 1990; Director, The Singapore Fund, Inc., since 2000.	Class III Director since 1992	3
*Yoshihiro Fujisawa (55) One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since April 2008; General Manager, Daiwa Investor Relations Co. Ltd., from 2006 to 2008; General Manager, Daiwa Securities SMBC Principal Investments Co. Ltd., from 2005 to 2006; Managing Director, Daiwa Europe Property Plc., from 2004 to 2005; Deputy Chief Executive, Daiwa Securities Trust and Banking (Europe) Plc., from 2001 to 2004.	Chairman of the Board and Class I Director since 2008	1
Martin J. Gruber (71) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	Class I Director since 1992	3
David G. Harmer (65) 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1996.	Class II Director since 1997	3
Richard J. Herring (62) 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972; Co- Director, Wharton Financial Institutions Center, since 2000; Director, Lauder Institute of International Management Studies, from 2000 to 2006; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds, since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	Class III Director since 2007	3

The Japan Equity Fund, Inc.

Rahn K. Porter (54) 944 East Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., since June 2008; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from 2003 to 2007; Principal, RPSS Enterprises, from 2002 to 2003; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007.	Class II Director since 2007	3
Officers
Hideo Tanaka (59) 32 Old Slip New York, NY 10005	President and Chief Executive Officer, Daiwa SB Investments (USA) Ltd., since November 2006; Executive Officer and Head of Fixed-Income Management, Daiwa SB Investments Ltd. from 2003 to 2006; Chief Global Strategist, Daiwa SB Investments Ltd., from 1995 to 2003.	President of the Fund since December 2006	—
John J. O’Keefe (49) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000; Vice President and Treasurer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2000.	Vice President and Treasurer of the Fund since 2000	—
Yuko Tatezawa (30) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Daiwa Securities Trust Company, since October 2008; Client Reporting Department of Daiwa Securities Trust Company, from 2002 to 2008; Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Secretary of the Fund since 2004	—
Anthony Cambria (54) One Evertrust Plaza Jersey City, NJ 07302-3051	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (57) 31 West 52nd Street New York, NY 10019-6131	Consultant since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1

“Fund Complex” includes the Fund, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*

Director so noted is deemed by the Fund’s counsel to be an “interested person” (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Fujisawa is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund’s investment adviser, Daiwa SB Investments Ltd.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Japan Equity Fund, Inc. held on June 2, 2008, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the “Investment Adviser”) under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the “Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Tokyo Stock Price Index. The Board noted that the Fund’s performance for the last three-year period was higher than the Fund’s benchmark, and was only slightly lower for the one- and five-year periods. The Board discussed with the Adviser the reasons for the underperformance in these periods. The Board also noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with, or only slightly below, the benchmark. The Board concluded that the Fund’s overall performance was satisfactory.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that the Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee. The Board further noted that while the Investment Adviser does not manage any other U.S. registered funds, it does advise equity accounts for non-Japanese investors with advisory fees that are equal to or higher than the advisory fee paid by the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the other U.S. registered closed-end fund investing in Japan. The Board noted that the advisory fee rate for the other fund was higher than for the Fund, although noting that the other fund generally invested in a different part of the Japanese market. In addition, the Board examined the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00%

The Japan Equity Fund, Inc.

and higher range, especially for those funds that invested in countries in Asia. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of many other country funds, including the other U.S. registered closed-end fund investing in Japan, and concluded that the Fund’s total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and In-vestment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to per-form its obligations under the Advisory Agreement and Investment Management Agreement. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial re-sources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

The Japan Equity Fund, Inc.

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The Japan Equity Fund, Inc.

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The Japan Equity Fund, Inc.

BOARD OF DIRECTORS Yoshihiro Fujisawa, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	Annual Report October 31, 2008
OFFICERS Hideo Tanaka President John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

The Japan Equity Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

c/o Daiwa Securities Trust Company One Evertrust Plaza Jersey City, New Jersey 07302

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

INVESTMENT MANAGER Daiwa SB Investments (U.S.A.) Ltd. INVESTMENT ADVISER Daiwa SB Investments Ltd.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial and accounting officer. A copy of the registrant’s Code of Ethics is attached hereto as Exhibit 12(a).

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1)	The Code of Ethics is attached hereto as Exhibit 12(a).
(2)	Not applicable.
(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Rahn K. Porter who is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008
	Registrant	Covered Entities(1)
Audit Fees	$79,800	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $10,650	$0
All Other Fees		$0
Total Non-Audit Fees	$10,650	$0

Total	$90,450

2007
	Registrant	Covered Entities(1)
Audit Fees	$76,000	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $10,150	$0
All Other Fees		$0

Total Non-Audit Fees	$10,150	$0

Total	$86,150

N/A- Not applicable, as not required by Item 4.

(1)

“Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant.

(2)	Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)

(1) Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2) 100% of the services described in each of (b) through (d) of this Item 4 were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	See table above.
(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The registrant’s policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager, with a total of 12 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996, he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry. He assumed the day-to-day portfolio management responsibilities for the Fund effective October 18, 2006.

Mr. Nagai is currently responsible for the day-to-day management of the Fund. Daiwa SB Investments Ltd., the Fund’s investment adviser, has employed Mr. Nagai as an equity fund manager since August 2006.

Other Accounts Managed by the Portfolio Managers. As of October 31, 2008, Mr. Nagai managed seven mutual funds with a total of $720 million in assets; no other pooled investment vehicles nor other accounts were managed by Mr. Nagai.

Because Mr. Nagai manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Daiwa SB Investments Ltd. may receive fees from certain funds managed by Mr. Nagai that are higher than the fee it receives from the Fund. In those instances, Mr. Nagai may have an incentive to favor the higher fee accounts over the Fund. Daiwa SB Investments Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers. As of October 31, 2008, Mr. Nagai did not beneficially own any securities in the Fund.

Portfolio Manager Compensation Structure. Mr. Nagai receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Nagai.

Generally, Mr. Nagai receives base salary compensation based on the level of his position with the investment adviser. In addition to base compensation, Mr. Nagai may receive discretionary compensation. Discretionary compensation is comprised of a cash bonus. The bonus is calculated from fund performance, contribution to the business objectives of the investment adviser, the dollar amount of assets under management, client contribution or any market compensation contributions.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the Fund or any “affiliated purchasers” during the period of this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

By	\s\ John J. O’Keefe

-----------------------------------

John J. O’Keefe, Vice President & Treasurer

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe

-----------------------------------

John J. O’Keefe, Vice President & Treasurer

Date: December 30, 2008

By	\s\ Yoshihiro Fujisawa

-----------------------------------

Yoshihiro Fujisawa, Chairman

Date: December 30, 2008

EXHIBIT 12(a)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

I.

This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s President and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•

full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;
•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund. The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit. Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
•

use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

•

accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•

any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the

Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance
•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;
•

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

•

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;
•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and
•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;
•

if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and
•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT 12(b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 30, 2008

\s\John J. O’Keefe

---------------------------------------

John J. O’Keefe, Vice President & Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshihiro Fujisawa, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

Al significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 30, 2008

\s\ Yoshihiro Fujisawa

---------------------------------------

Yoshihiro Fujisawa, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 30, 2008

/s/ John J. O’Keefe

----------------------------------

John J. O’Keefe

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 30, 2008

/s/ Yoshihiro Fujisawa

----------------------------------

Yoshihiro Fujisawa

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 12(c)

The Japan Equity Fund, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of The Japan Equity Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Daiwa SB Investments (USA) Ltd. (the “Investment Manager”).

I.	Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A.

Review of Investment Manager’s Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.

Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest[1], the Investment Manager shall submit a separate report

_________________________

1 As it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.

Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D.

Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.	Disclosures
A.	The Fund shall include in its annual report filed on Form N-CSR:
1.

a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.

a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3.

a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

_________________________

2 The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

VII.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:	November 25, 2003

Proxy voting policy for Daiwa SB Investments (USA) Ltd.

Statement of Policies and Procedures for

Voting Proxies

INTRODUCTION

As a registered investment adviser, Daiwa SB Investments (USA) Ltd. (“Daiwa,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

Daiwa is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management’s proposals. However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

Our portfolio management team is responsible for the coordination of Daiwa’s proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how Daiwa will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

Daiwa recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients’ best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company. The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORD

Clients may obtain information on how Daiwa voted with respect to their proxies by contacting our Client services team at Daiwa SB Investments (USA) Ltd.. 32 Old Slip, 11th Floor, New York, New York, Tel No. 212-612-8500, Fax No. 212-612-8518/8519 or email y_uematsu@dsbiusa.net